EXHIBIT 99.1
                                                                    ------------

                 JUPITERMEDIA CORPORATION REPORTS RECORD RESULTS
                   FOR ITS FIRST QUARTER ENDED MARCH 31, 2005

(New York, NY - May 3, 2005) -- Jupitermedia Corporation (Nasdaq: JUPM) today reported results for the quarter ended March 31, 2005. Revenues for the first quarter of 2005 were $25.0 million compared to revenues of $14.4 million for the same period last year, an increase of 74%. Net income for the first quarter was $5.5 million, or $0.16 per diluted share, compared to net income of $1.6 million, or $0.06 per diluted share, for the same period last year. We acquired Dynamic Graphics Group on March 7, 2005. Excluding the results of Dynamic Graphics Group, our revenues for the first quarter of 2005 were $21.6 million and net income was $5.2 million.
"We are pleased with our financial results for the first quarter, with record revenues and net income," stated Jupitermedia's Chairman and CEO Alan M. Meckler. "Significant highlights for the first quarter include continued growth of our JupiterImages division, both organically and with the recent acquisition of Dynamic Graphics Group. With the acquisition of Dynamic Graphics Group, Jupitermedia is now the third largest company in the world in the field of selling and distributing stock photography, stock footage and other imagery. Dynamic Graphics' Creatas Images, PictureQuest and Liquid Library brands are widely known worldwide and provide us with thriving sales operations in the United States, the U.K., Germany and Australia. In addition, Dynamic Graphics Group is one of the leading publishers of magazines for stock photo and graphics professionals. We will make effective use of these properties to help distribute and cross-promote our existing JupiterImages brands. This acquisition was accretive to our earnings for the first quarter," added Meckler. JUPITERMEDIA CORPORATION 1ST QUARTER 2005 FINANCIAL RESULTS CONFERENCE CALL ALERT

Jupitermedia Corporation invites you to participate in its conference call reviewing 2005 first quarter results, scheduled for Wednesday, May 4, 2005 at 11:00 am EST.

The conference call number is (800) 289-0518 for domestic participants and (913) 981-5532 for international participants; pass code "784 8237." Please call five minutes in advance to ensure that you are connected prior to the presentation. The conference call replay will be available until Wednesday, May 18, 2005. Replay call numbers are (888) 203-1112 for domestic participants and (719) 457-0820 for international participants: pass code: "784 8237."

ACQUISITIONS
In March, Jupitermedia announced the acquisition of Creatas, L.L.C., the parent company of Dynamic Graphics, Inc. (www.dgusa.com) and PictureQuest Acquisition Company, L.L.C., and their many stock photo and related graphics brands ("Dynamic Graphics Group"), for $38.2 million in cash and 1,483,074 restricted shares of Jupitermedia common stock for a total purchase price of approximately $60.4 million. Jupitermedia financed the cash portion of the purchase price with cash on hand and $20.0 million in borrowings under a credit facility with JP Morgan Chase Bank, N.A. obtained in connection with the transaction.

In March, Jupitermedia announced the acquisition of GraphicDesignForum (www.graphicdesignforum.com), a leading interactive community of design professionals. This site, which is now part of Jupitermedia's Graphics.com Network, provides designers and creative professionals with tutorials on using leading illustration and image editing programs. Terms of this acquisition were not disclosed.

In April, Jupitermedia announced the acquisition of JGuru.com (www.jguru.com), an online community that provides news, information, forums and online courses designed for Java(TM) programmers and software developers. The JGuru.com online community is comprised of top Java(TM) developers, who are encouraged to maintain their individuality and express their own opinions freely, which gives JGuru.com the credibility needed for the success of any online community. Terms of this acquisition were not disclosed. ONLINE IMAGE OFFERINGS

Jupitermedia continued to expand and strengthen its world-class proprietary JupiterImages offerings with the addition of the following:

In February, Jupitermedia announced the re-launch of its Animations.com Web site, (www.animations.com), which now offers over 300,000 animations, Flash components, background graphics and other images. Many of the images are original creations. Animations.com's royalty-free license allows subscribers to use graphics in any personal, commercial or professional project. Animations.com now includes all of the content previously available on FlashComponents.com.

In March, Jupitermedia announced the launch of PhotoObjects.net
(www.photoobjects.net), a royalty-free subscription image service offering more than 100,000 photo-objects. Pre-masked and ready to drop into any background, photo-objects from PhotoObjects.net provide high-resolution quality and save creative professionals significant design time.

In April, Jupitermedia announced a collaboration with Adobe through Adobe(R) Stock Photos, a new stock photography service that offers designers one-stop shopping for high-quality, royalty-free images for layout and design. Designers can download non-watermarked comp images from Jupitermedia's Comstock Images collection (www.comstock.com) and bring them into a layout and then purchase without ever having to leave Adobe Creative Suite 2.

The following table sets forth the organic and acquisition-related revenue growth of Jupitermedia's Online images business for the three months ended March 31, 2005 (dollars in thousands):

(UNAUDITED)
                          THREE MONTHS                       ACQUISITION   THREE MONTHS     ORGANIC   OVERALL
                              ENDED        ORGANIC REVENUE     REVENUE         ENDED         GROWTH    GROWTH
                          MARCH 31, 2004        GROWTH          GROWTH     MARCH 31, 2005    RATE %    RATE %
                          --------------   ---------------   -----------   --------------   -------   -------
Online images:
   JupiterImages (1)      $        2,457   $         1,097   $       --    $        3,554       45%       45%
   Acquisitions (2)                  --                --          8,609            8,609       N/M       N/M
                          --------------   ---------------   -----------   --------------   -------   -------
Online images revenues    $        2,457   $         1,097   $     8,609   $       12,163       45%      395%
                          ==============   ===============   ===========   ==============   =======   =======


                           THREE MONTHS
                              ENDED                          ACQUISITION    THREE MONTHS    ORGANIC   OVERALL
                           December 31,    ORGANIC REVENUE     REVENUE         ENDED         GROWTH    GROWTH
                               2004             GROWTH          GROWTH     MARCH 31, 2005    RATE %    RATE %
                           ------------    ---------------   -----------   --------------   -------   -------
Online images:
   JupiterImages (3)       $      6,984    $           656   $       --    $        7,640        9%        9%
   Acquisitions (4)                 542                --          3,981            4,523       N/M       735
                           ------------    ---------------   -----------   --------------   -------   -------
Online images revenues     $      7,526    $           656   $     3,981   $       12,163        9%       62%
                           ============    ===============   ===========   ==============   =======   =======

(1) JupiterImages consists of ArtToday, Inc., which was acquired on June 30, 2003.

(2) Acquisitions include: Comstock Images, acquired on April 1, 2004; Thinkstock Images, acquired on July 28, 2004; Hemera Images, acquired on November 12, 2004; and Dynamic Graphics Group, acquired on March 7, 2005.

(3) JupiterImages consists of: ArtToday, Inc., acquired on June 30, 2003; Comstock Images, acquired on April 1, 2004; and Thinkstock Images, acquired on July 28, 2004.

(4) Acquisitions include: Hemera Images, acquired on November 12, 2004; and Dynamic Graphics Group acquired on March 7, 2005. Since Hemera Images was acquired on November 12, 2004, a comparison of revenues for the period from the date of acquisition to December 31, 2004, to revenues for the three months for the period ended March 31, 2005, is not meaningful. Accordingly, for the purpose of calculating organic growth from the three months ended December 31, 2004 to the three months ended March 31, 2005, revenues from Hemera Images have been excluded.

ONLINE MEDIA OFFERINGS

Jupitermedia continued to expand and strengthen its world-class proprietary JupiterWeb offerings with the addition of the following:

In February, Jupitermedia announced the launch of the Personal Technology Channel on internet.com (www.internet.com), which provides enterprise IT and Internet Industry professionals with the news, information resources and community they need to succeed in today's rapidly evolving IT and business environment. internet.com's Personal Technology Channel attracts professionals and serious enthusiasts, from developers to senior-level executives looking for up-to-date analysis, insight and perspective on digital mobile devices, PDAs, smart phones and wireless access, among other topics. Sites in this channel include CPUPlanet.com, PalmBoulevard.com, PDAStreet.com, PocketPCCity.com, PocketPCWire.com, PSIONPlace.com, RIMRoad.com, SharkyExtreme.com, SmartPhoneToday.com and Wi-FiHotSpotList.com.

In March, Jupitermedia announced the launch of Enterprise VoIP Planet (www.voipplanet.com), The IT Manager's Guide to Voice Over IP. Enterprise VoIP Planet provides decision support resources for IT managers who are evaluating and implementing the move from traditional phone service to VoIP. The site, which is part of JupiterWeb's internet.com Network, features news, tutorials, case studies and tips.

RESEARCH SERVICES

In April, Jupitermedia announced the launch of the SMB Marketing research service, the ninth new practice started by JupiterResearch since its acquisition in July 2002 by Jupitermedia. This service helps companies market effectively and increase sales to small- and medium-size businesses. Though numerous, small-and medium-size businesses are highly diverse, variable in their technology purchasing patterns and difficult to target cost effectively. Drawing on comprehensive surveys of SMB decision makers, intelligence from successful marketers and JupiterResearch studies on evolving online marketing best practices, SMB Marketing identifies and profiles attractive market segments and spells out effective tactics to win SMB market share.

CONFERENCES AND TRADE SHOWS

JupiterEvents, a division of Jupitermedia, produces paid conferences and trade shows on IT and business-specific topics worldwide that are aligned with the content on our Web sites and our research offerings. JupiterEvents held one paid conference and trade show in the first quarter of 2005, Search Engine Strategies Conference & Expo 2005.

JupiterEvents has announced the following conferences and trade shows for the remainder of 2005:

     o    WiFi/VoWiFi Planet Conference & Expo 2005 (April 20-21, Tokyo, Japan)
     o    Search Engine Strategies Conference & Expo 2005 (April 20-21, Tokyo,
          Japan)
     o    Search Engine Strategies Conference & Expo 2005 (May 4-5, Toronto,
          Canada)
     o    Stretch Design Conference 2005 (May 5-7, Austin, TX)
     o    ISPCON Spring 2005 (May 24-26, Baltimore, MD)
     o    Search Engine Strategies Conference & Expo 2005 (June 1-2, London,
          U.K.)
     o    WiFi/VoWiFi Planet Conference & Expo 2005 (June 14-16, Baltimore, MD)
     o    Digital Rights Management Strategies 2005 (July 27-28, New York, NY)
     o    Search Engine Strategies Conference & Expo 2005 (August 8-11, San
          Jose, CA)
     o IT Service Management Forum Conference & Expo 2005 (September 19-24, Chicago, IL)
     o    ISPCON Fall 2005 (October 18-20, Santa Clara, CA)
     o Search Engine Strategies Conference & Expo 2005 (October 26-27, Stockholm, Sweden)
     o    Search Engine Strategies Conference & Expo 2005 (December 5-8,
          Chicago, IL)
     o    WiFi/VoWiFi Planet Conference & Expo 2005 (December 6-8, San Jose, CA)

                            JUPITERMEDIA CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2005
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                       THREE MONTHS ENDED
                                                                            MARCH 31,
                                                                    ------------------------
                                                                       2004          2005
                                                                    ----------    ----------
Revenues                                                            $   14,353    $   25,014
Cost of revenues                                                         6,020         9,552
                                                                    ----------    ----------

Gross profit                                                             8,333        15,462
                                                                    ----------    ----------

Operating expenses:
     Advertising, promotion and selling                                  3,575         4,693
     General and administrative                                          2,525         3,407
     Depreciation                                                          223           287
     Amortization                                                          395           829
                                                                    ----------    ----------
Total operating expenses                                                 6,718         9,216
                                                                    ----------    ----------

Operating income                                                         1,615         6,246

Income (loss) on investments and other, net                                 14           (30)
Interest income                                                             18           119
Interest expense                                                            (6)          (88)
                                                                    ----------    ----------

Income before income taxes, minority interests and
  equity income from venture fund investments and other, net             1,641         6,247
Provision for income taxes                                                --             678
Minority interests                                                         (11)          (23)
Equity income from venture fund investments and other, net                   7          --
                                                                    ----------    ----------
Net income                                                          $    1,637    $    5,546
                                                                    ==========    ==========

Earnings per share:
Basic                                                               $     0.06    $     0.17
                                                                    ==========    ==========
Diluted                                                             $     0.06    $     0.16
                                                                    ==========    ==========

Shares used in computing earnings per share:
Basic                                                                   26,026        32,733
                                                                    ==========    ==========
Diluted                                                                 29,544        35,693
                                                                    ==========    ==========

                            JUPITERMEDIA CORPORATION
                      CONSOLIDATING STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2005
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                       JUPITERMEDIA     DYNAMIC GRAPHICS   JUPITERMEDIA
                                                      PRE-ACQUISITION       GROUP (1)     POST-ACQUISITION
                                                      ---------------      ----------     ----------------
Revenues                                                 $   21,550        $    3,464        $   25,014
Cost of revenues                                              7,847             1,705             9,552
                                                         ----------        ----------        ----------

Gross profit                                                 13,703             1,759            15,462
                                                         ----------        ----------        ----------

Operating expenses:
     Advertising, promotion and selling                       4,053               640             4,693
     General and administrative                               2,949               458             3,407
     Depreciation                                               236                51               287
     Amortization                                               704               125               829
                                                         ----------        ----------        ----------
Total operating expenses                                      7,942             1,274             9,216
                                                         ----------        ----------        ----------

Operating income                                              5,761               485             6,246

Income (loss) on investments and other, net                     (30)             --                 (30)
Interest income                                                 118                 1               119
Interest expense                                                (88)             --                 (88)
                                                         ----------        ----------        ----------
                                                              5,761               486             6,247
Income before income taxes and minority interests
Provision for income taxes                                      573               105               678
Minority interests                                              (23)             --                 (23)
                                                         ----------        ----------        ----------
Net income                                               $    5,165        $      381        $    5,546
                                                         ==========        ==========        ==========

(1) Represents the operating results of Dynamic Graphics Group for the period from the date of acquisition by Jupitermedia (March 7, 2005) to March 31, 2005.

SEGMENT INFORMATION
The following tables summarize the results of the segments of Jupitermedia for the three months ended March 31, 2004 and 2005. Online images consists of the JupiterImages business that includes Comstock Images, Creatas Images, PictureQuest, Liquid Library, Thinkstock Images, Thinkstock Footage, Photos.com, HemeraImages.com, Ablestock.com, PhotoObjects.net, Clipart.com and Animations.com. Online media consists of the JupiterWeb business that includes the internet.com, EarthWeb.com, DevX.com, ClickZ.com and Graphics.com Networks. Research represents the JupiterResearch business. Events represent the JupiterEvents business. Other includes corporate overhead, depreciation, amortization and venture fund related activities.


(unaudited)                                             THREE MONTHS ENDED
(in thousands)                                               MARCH 31,
                                                     ------------------------
                                                        2004          2005
                                                     ----------    ----------
Revenues:
   Online images                                     $    2,457    $   12,163
   Online media                                           7,219         7,540
   Research                                               2,342         2,555
   Events                                                 2,322         2,748
   Other                                                     13             8
                                                     ----------    ----------
                                                         14,353        25,014
                                                     ----------    ----------
Cost of revenues:
   Online images                                            635         3,185
   Online media                                           2,903         3,071
   Research                                               1,236         1,440
   Events                                                 1,246         1,856
                                                     ----------    ----------
                                                          6,020         9,552
                                                     ----------    ----------
Gross profit:
   Online images                                          1,822         8,978
   Online media                                           4,316         4,469
   Research                                               1,106         1,115
   Events                                                 1,076           892
   Other                                                     13             8
                                                     ----------    ----------
                                                          8,333        15,462
                                                     ----------    ----------
Advertising, promotion and selling:
   Online images                                            319         1,576
   Online media                                           1,684         1,793
   Research                                                 718           868
   Events                                                   854           456
                                                     ----------    ----------
                                                          3,575         4,693
                                                     ----------    ----------
General and administrative:
   Online images                                            254           598
   Online media                                             420           181
   Research                                                 197           223
   Events                                                    44            40
   Other                                                  1,610         2,365
                                                     ----------    ----------
                                                          2,525         3,407
                                                     ----------    ----------

Depreciation                                                223           287
Amortization                                                395           829

Operating income (loss):
   Online images                                          1,249         6,804
   Online media                                           2,212         2,495
   Research                                                 191            24
   Events                                                   178           396
   Other                                                 (2,215)       (3,473)
                                                     ----------    ----------
                                                     $    1,615    $    6,246
                                                     ----------    ----------

                            JUPITERMEDIA CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                      DECEMBER 31, 2004 AND MARCH 31, 2005
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                 DECEMBER 31,    MARCH 31,
                                                                     2004          2005
                                                                  ----------    ----------
                                                                                (UNAUDITED)
                                     ASSETS
Current assets:
    Cash and cash equivalents                                     $   30,179    $   19,586
    Accounts receivable, net of allowances of $966 and
      $1,550, respectively                                            15,385        20,496
    Unbilled accounts receivable                                       1,530         1,580
    Prepaid expenses and other                                         2,713         3,970
                                                                  ----------    ----------
          Total current assets                                        49,807        45,632

Property and equipment, net of accumulated depreciation
  of $9,256 and $9,495, respectively                                   2,339         8,645
Intangible assets, net of accumulated amortization of
  $5,371 and $6,199, respectively                                     20,939        28,695
Goodwill                                                              42,015        95,259
Investments and other assets                                           1,197         1,336
                                                                  ----------    ----------
          Total assets                                            $  116,297    $  179,567
                                                                  ==========    ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable                                              $    2,277    $    9,423
    Accrued payroll and related expenses                               1,785         2,525
    Accrued expenses and other                                         5,037         7,263
    Deferred revenues                                                 14,183        19,457
    Current portion of long-term debt                                   --           6,667
                                                                  ----------    ----------
          Total current liabilities                                   23,282        45,335

Long-term debt                                                          --          13,333
Deferred revenues                                                        510           586
Deferred income tax liabilities                                          121           606
Other long-term liabilities                                              225           197
                                                                  ----------    ----------
          Total liabilities                                           24,138        60,057
                                                                  ----------    ----------

Stockholders' equity:
    Preferred stock, $.01 par value, 4.0 million shares
      authorized, no shares issued                                      --            --
                                                                  ----------    ----------
    Common stock, $.01 par value, 75,000,000 shares
       authorized, 32,378,361 and 33,912,127 shares
       issued at December 31, 2004 and March 31, 2005,
       respectively                                                      324           339
    Additional paid-in capital                                       215,648       237,574
    Accumulated deficit                                             (123,690)     (118,144)
    Treasury stock, shares at cost                                      (106)         (106)
    Accumulated other comprehensive income                               (17)         (153)
                                                                  ----------    ----------
          Total stockholders' equity                                  92,159       119,510
                                                                  ----------    ----------
          Total liabilities and stockholders' equity              $  116,297    $  179,567
                                                                  ==========    ==========

                            JUPITERMEDIA CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                   THREE MONTHS ENDED MARCH 31, 2004 AND 2005
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                                          THREE MONTHS ENDED
                                                                               MARCH 31,
                                                                       ------------------------
                                                                          2004          2005
                                                                       ----------    ----------
Cash flows from operating activities:
     Net income                                                        $    1,637    $    5,546
     Adjustments to reconcile net income to net cash
      provided by operating activities:
        Depreciation and amortization                                         618         1,116
        Provision (benefit) for losses on accounts receivable                 217           (38)
         Minority interests                                                    11            23
        Equity income from venture fund investments and other, net             (7)         --
         (Income) loss on investments and other, net                          (14)           30
     Changes in current assets and liabilities (net of
      businesses acquired):
        Accounts receivable                                                  (645)        1,483
        Unbilled accounts receivable                                          (10)          (50)
        Prepaid expenses and other                                            196           264
        Accounts payable and accrued expenses                                (965)       (2,084)
        Deferred revenues                                                   2,203           913
                                                                       ----------    ----------
            Net cash provided by operating activities                       3,241         7,203
                                                                       ----------    ----------

Cash flows from investing activities:
     Additions to property and equipment                                      (61)         (221)
     Acquisitions of businesses and other                                  (1,273)      (37,830)
     Distribution from internet.com venture funds                             144          --
     Proceeds from sales of assets and other                                    5          --
                                                                       ----------    ----------
            Net cash used in investing activities                          (1,185)      (38,051)
                                                                       ----------    ----------

Cash flows from financing activities:
     Borrowings under credit facility                                        --          20,000
     Debt issuance costs                                                     --             (75)
     Proceeds from exercise of stock options                                1,080           330
                                                                       ----------    ----------
            Net cash provided by financing activities                       1,080        20,255
                                                                       ----------    ----------

Net increase (decrease) in cash and cash equivalents                        3,136       (10,593)
Cash and cash equivalents, beginning of period                              9,567        30,179
                                                                       ----------    ----------
Cash and cash equivalents, end of period                               $   12,703    $   19,586
                                                                       ==========    ==========

Supplemental disclosures of cash flow:
     Cash paid for income taxes                                        $     --      $      227
                                                                       ==========    ==========
     Cash paid for interest                                            $        6    $        5
                                                                       ==========    ==========

BUSINESS OUTLOOK

Jupitermedia's financial guidance is prepared in accordance with accounting principles generally accepted in the United States of America. Historical results below have been adjusted to conform to this presentation. The amounts below reflect the preliminary allocation of the purchase prices paid by Jupitermedia in connection with its recent acquisitions of Thinkstock Images, Megapixel.net, Hemera Technologies Inc., Creatas, L.L.C., the parent company of Dynamic Graphics, Inc., GraphicDesignForum.com and JGuru.com and are subject to change pending a final allocation of these amounts. The following forward looking-statements reflect Jupitermedia's expectations as of May 3, 2005. Due to potential changes in general economic conditions and the various other risk factors discussed below and in Jupitermedia's reports filed with the Securities and Exchange Commission from time to time, actual results may differ materially. Jupitermedia intends to continue its practice of not updating forward-looking statements until its next quarterly results announcement, other than in publicly available statements.

FUTURE EXPECTATIONS
                                 Actual      Actual
                               Total 2004    Q1 2005    Q2 2005      Total 2005
                               -----------   -------    -------      ----------
                                    (in millions, except per share amounts)

Revenues                          $72.0       $25.0    $32.5-33.5   $125.0-129.0

Cost of revenues,
advertising, promotion &
selling, and G & A
expenses                          $53.0       $17.7    $22.5-23.5    $86.5-89.5

EBITDA (Earnings before
interest, taxes, depreciation
and amortization)                 $19.0       $7.3      $9.5-10.5    $38.5-39.5

Depreciation and amortization     $3.0        $1.1        $1.8          $6.5

Provision for income taxes (1)    $0.3        $0.7        $1.1          $3.5

Net income                        $15.7       $5.5        $7.1       $28.0-30.0

Diluted share count               31.8        35.7        37.2          37.0

Earnings per diluted share        $0.49       $0.16       $0.19      $0.77-0.79

(1) The increase in the provision for income taxes from Jupitermedia's guidance issued on February 15, 2005 is primarily due to deferred income tax expense related to the amortization of certain intangibles, primarily goodwill from the Dynamic Graphics Group acquisition, for income tax purposes that are not amortized in our financial statements. This deferred income tax expense will be recorded as a long-term liability on our balance sheet and will not be paid in cash unless the related assets are sold.

ABOUT JUPITERMEDIA CORPORATION
Jupitermedia Corporation (Nasdaq: JUPM) (www.jupitermedia.com), headquartered in Darien, CT, is a leading global provider of original information, images, research and events for information technology, business and creative professionals. Jupitermedia includes JupiterImages, one of the leading images companies in the world with over 7.0 million images online serving creative professionals with brands like Comstock Images, Creatas Images, PictureQuest, Liquid Library, Thinkstock Images, Thinkstock Footage, Photos.com, HemeraImages.com, Ablestock.com, PhotoObjects.net, Clipart.com and Animations.com; and JupiterWeb, the online media division of Jupitermedia which operates five distinct online networks: internet.com and EarthWeb.com for IT and business professionals; DevX.com for developers; ClickZ.com for interactive marketers; and Graphics.com, for creative professionals. JupiterWeb properties include more than 150 Web sites and over 150 e-mail newsletters that are viewed by over 20 million users and generate over 300 million page views monthly. Jupitermedia also includes: JupiterResearch, a leading international research advisory organization specializing in business and technology market research in 18 business areas and 14 vertical markets; and JupiterEvents, which produces offline conferences and trade shows focused on IT and business-specific topics, including Search Engine Strategies and WiFi/VoWiFi Planet.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: STATEMENTS IN THIS PRESS RELEASE WHICH ARE NOT HISTORICAL FACTS ARE "FORWARD-LOOKING STATEMENTS" THAT ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THE POTENTIAL RISKS AND UNCERTAINTIES ADDRESS A VARIETY OF SUBJECTS INCLUDING, FOR EXAMPLE, THE COMPETITIVE ENVIRONMENT IN WHICH JUPITERMEDIA COMPETES; THE UNPREDICTABILITY OF JUPITERMEDIA'S FUTURE REVENUES, EXPENSES, CASH FLOWS AND STOCK PRICE; JUPITERMEDIA'S ABILITY TO INTEGRATE ACQUIRED BUSINESSES, PRODUCTS AND PERSONNEL INTO ITS EXISTING BUSINESSES; JUPITERMEDIA'S DEPENDENCE ON A LIMITED NUMBER OF ADVERTISERS; AND JUPITERMEDIA'S ABILITY TO PROTECT ITS INTELLECTUAL PROPERTY. FOR A MORE DETAILED DISCUSSION OF SUCH RISKS AND UNCERTAINTIES, REFER TO JUPITERMEDIA'S REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934. THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN ARE MADE AS OF THE DATE OF THIS PRESS RELEASE, AND JUPITERMEDIA ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS AFTER THE DATE HEREOF.

CONTACT:
Lisa DiGiacomo
Marketing and Public Relations Associate
212-547-7938
ldigiacomo@jupitermedia.com

ALL CURRENT JUPITERMEDIA CORPORATION PRESS RELEASES CAN BE FOUND ON THE WORLD WIDE WEB AT http://www.jupitermedia.com/corporate/press.html.